Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of August 12, 2011 (this “Agreement”), is made by and among Geokinetics Holdings USA, Inc., a Delaware corporation, with headquarters located at 1500 City West Blvd., Suite 800, Houston, Texas 77042 (the “Company”), Geokinetics Inc. (the “Parent”) and the investors named on the signature pages hereto (the “Investors”).

RECITALS:

A.                                   Pursuant to the Amended and Restated Credit Agreement dated as of the date hereof (the “Credit Agreement”) by and among the Company, as Borrower, the Investors, as Lenders, and Whitebox Advisors LLC, as Administrative Agent, the Parent has agreed, upon the terms and subject to the conditions of the Credit Agreement, to issue to the Investors shares of the Parent’s common stock (the “Common Stock”), as an advisory fee (the “Advisory Shares”).

B.                                     In order to induce the Investors to execute and deliver the Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws with respect to the Advisory Shares.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Parent and the Investors hereby agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used and not otherwise defined herein have the respective meanings given them set forth in the Credit Agreement.  In addition, as used in this Agreement, the following terms have the following meanings:

1.1                                 “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

1.2                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.3                                 “FINRA” means the Financial Industry Regulatory Authority, Inc.

1.4                                 “Investors” means the investors named on the signature pages hereto and any of their transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

1.5                                 “National Securities Exchange” means any national securities exchange under Section 12(b) of the Exchange Act.

1.6                                 “OTC Bulletin Board” means the OTC Bulletin Board service of broker-dealers admitted the membership in FINRA and their associated person.

1.7                                 “Registrable Securities” means the Advisory Shares.

1.8                                 “Registration Period” means the period between the date of the Credit Agreement and the earlier of (i) the date on which all of the Advisory Shares have been sold under a Registration Statement, or (ii) the date on which all of the Advisory Shares (in the opinion of the Investors’ counsel) may be immediately sold without registration and without restriction (including without limitation as to volume by each holder thereof) as to the number of the Advisory Shares to be sold, pursuant to Rule 144 or otherwise.

1.9                                 “Registration Statement” means a Registration Statement of the Company filed under the Securities Act.

1.10                           The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

1.11                           “Required Filing Date” means the date that is 15 business days following the closing of the Credit Agreement.

1.12                           “Rule 415” means Rule 415 under the Securities Act, or any successor Rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.

1.13                           “SEC” means the United States Securities and Exchange Commission.

ARTICLE II
REGISTRATION

2.1                                 Mandatory Registration.

(a)                                  The Parent will file with the SEC a Registration Statement on Form S-3 registering the Advisory Shares and no securities other than additional securities held by Investors for resale no later than the Required Filing Date.  If Form S-3 is not available at that time, then the Parent will file a Registration Statement on such form as is then available to effect a registration of the Advisory Shares by such date, subject to the consent of the Investors, which consent will not be unreasonably withheld.

(b)                                 Notwithstanding anything to the contrary contained in this Agreement, but subject to the payment of the Late Payments pursuant to Section 2.4 hereof, if the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Parent, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as “underwriters,” then the Parent shall reduce the amount of Registrable Securities to be included in such Registration Statement by all Investors to such amount as the Staff and the SEC will permit for such Registration Statement to become effective without such Investors being so named.  In making such reduction, the Parent shall reduce the amount of Registrable Securities to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of Registrable Securities by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Parent” offering position, in which event the Registrable Securities held by such Investor or set of Investors shall be the only Registrable Securities subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least amount of Registrable Securities by all such Investors).  In addition, if the Staff or the SEC requires any Investor seeking to sell Registrable Securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named in such Registration Statement, then, in each such case, the Parent shall reduce the total amount of Registrable Securities to be registered on behalf of such Investor, to such amount as the Staff or the SEC will permit without requiring such identification.  In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Parent signed by such Investor, the Parent to file a Registration Statement within 30 days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale of Registrable Securities by such Investor in a manner reasonably acceptable to such Investor, and the Parent shall following such request cause to be and keep effective such Registration Statement in the same manner as otherwise contemplated in this Agreement for Registration Statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor, or (ii) the Registrable Securities may be immediately sold without registration and without restriction (including without limitation as to manner of sale volume by each holder thereof) as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).

2.2                                 Effectiveness of the Registration Statement.

(a)                                  The Parent and Company will use their best efforts to cause each Registration Statement contemplated by Section 2.1 to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 150th day after the closing of the Credit Agreement (the “Required Effective Date”).  If the SEC takes the position that under Rule 415 of the Securities Act, the amount of Registrable Securities needs to be reduced to clear the SEC review, the Investors shall agree to reduce their Registrable Securities to be registered pro rata to meet the SEC requirement with the understanding the Parent shall promptly file another Registration Statement to register the Registrable Securities not registered at a time when such Registration Statement is allowed.

(b)                                 The Parent’s best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC.  If the Parent receives notification from the SEC that a Registration Statement will receive no action or review from the SEC, then the Parent will cause such Registration Statement to become effective as soon as practicable after such SEC notification.

(c)                                  Once a Registration Statement is declared effective by the SEC, the Parent will cause such Registration Statement to remain effective throughout the Registration Period, in each case except as permitted under Section 3.1.

2.3                                 Payments by the Parent and Company.  If (i) at any time after effectiveness of a Registration Statement, sales cannot be made thereunder during the applicable Registration Period for any reason (including any suspension of the use of a Registration Statement under Section 3.6 hereof) for a period of more than 10 consecutive business days, or 30 days in the aggregate, during any 12-month period or (ii) the Common Stock is not listed on a National Securities Exchange or included for quotation on the OTC Bulletin Board for more than an aggregate of 10 business days in any 12-month period, then the Parent or Company will thereafter make a payment (by wire transfer or check) to each Investor as partial compensation for such delay.  The amount of the payment made to each Investor will be equal to its pro rata portion (based on the number of Advisory Shares held by such Investor at such time) of $20,000 for each month that sales cannot be made under the effective Registration Statement or the Common Stock is not listed on a National Securities Exchange or included for quotation on the OTC Bulletin Board continuing through the date that sales can be made under the effective Registration Statement or the Common Stock is listed on a National Securities Exchange or included for quotation on the OTC Bulletin Board.  Such payments will be prorated on a daily basis for partial months and will be paid to each Investor by wire transfer or check within five business days following the end of each month.

2.4                                 Effect of Late Filing or Effectiveness.  If (a) the Parent fails to file any Registration Statement by the time required by Section 2.1 (a “Filing Failure”); (b) any Registration Statement required pursuant to Section 2.1 above has not been declared effective by the Required Effective Date for any reason, including, without limitation, by reason of the inability of the Parent to utilize a particular registration statement form that would provide for a shorter time to effectiveness, the failure by the Parent to file its reports required under the Exchange Act or the Parent’s failure to fulfill its obligations under Section 2.1(a) (an “Effectiveness Failure”), then the Parent or Company shall pay to each Investor an amount equal to its pro rata portion (based on the number of Advisory Shares held by such Investor at such time) of $20,000 for each month of such Filing Failure or Effectiveness Failure (the “Late

Payments”).  The Late Payments will be prorated on a daily basis for partial months and will be paid to the Investors by wire transfer or check within five business days after the earlier of (i) the end of each month following the Required Filing Date or Required Effective Date or (ii) the effective date of the applicable Registration Statement.  Nothing herein limits any Investor’s right to pursue actual damages for the Parent’s failure to file a Registration Statement on or prior to the Required Filing Date or to have it declared effective by the SEC on or prior to the Required Effective Date in accordance with the terms of this Agreement.

2.5                                 Piggyback Registrations.

(a)                                  If, at any time prior to the expiration of a Registration Period, a Registration Statement is not effective with respect to all of the Registrable Securities and the Parent decides to register any of its securities for its own account or for the account of others, then the Parent will promptly give the Investors written notice thereof and will use its best efforts to include in such registration all or any part of the Registrable Securities requested by such Investors to be included therein (excluding any Registrable Securities previously included in a Registration Statement).  This requirement does not apply to Parent registrations on Form S-4 or S-8 or their equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans.  Each Investor must give its request for registration under this paragraph to the Parent in writing within 15 days after receipt from the Parent of notice of such pending registration.  If the registration for which the Parent gives notice is a public offering involving an underwriting, the Parent will so advise the Investors as part of the above-described written notice.  In that event, if the managing underwriter(s) of the public offering impose a limitation (which may be a complete exclusion) on the number of shares of Common Stock that may be included in a Registration Statement because, in such underwriter(s)’ judgment, such limitation would be necessary to effect an orderly public distribution or reduce the number of securities which could be sold by the Parent, then the Parent will be obligated to include only such limited portion, if any, of the Registrable Securities with respect to which such Investors have requested inclusion hereunder.  Any exclusion of Registrable Securities will be made pro rata among all holders of the Parent’s securities seeking to include shares of Common Stock in proportion to the number of shares of Common Stock sought to be included by those holders.  However, the Parent will not exclude any Registrable Securities unless the Parent has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement or are not entitled pro rata inclusion with the Registrable Securities.  If any Investor or other person does not agree to the terms of such underwriting or otherwise fails to comply with the terms of this Agreement, such Investor or other person shall be excluded therefrom upon written notice from the Parent or underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(b)                                 No right to registration of Registrable Securities under this Section 2.5 limits in any way the registration required under Section 2.1 above.  The obligations of the Parent and Company under this Section 2.5 expire upon the earliest of (i) after the Parent has afforded the opportunity for the Investors to exercise registration rights under this Section 2.5 for two registrations (provided, however, that any Investor that has had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2.5 may include in any additional Registration Statement filed by the Company the Registrable Securities so excluded), or (ii) expiration of the Registration Period.

(c)                                The Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2.5 prior to the effectiveness of such registration whether or not any Investor has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Parent.

2.6                                 Eligibility to use Form S-3.  The Parent represents and warrants that it meets the requirements for the use of Form S-3 for registration of the resale by the Investors of the Registrable Securities.  The Parent will file all reports required to be filed by the Parent with the SEC in a timely manner so as to preserve its eligibility for the use of Form S-3.

ARTICLE III
ADDITIONAL OBLIGATIONS OF THE COMPANY

3.1                                 Continued Effectiveness of Registration Statements.  The Parent will keep each Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the applicable Registration Period.  In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Parent will (if permitted) amend such Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities.  The Parent will file such amendment or new Registration Statement as soon as practicable, but in no event later than 20 business days after the necessity therefor arises (based upon the market price of the Common Stock and other relevant factors on which the Parent reasonably elects to rely).  The Parent will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than 90 days after the date on which the Parent reasonably first determines (or reasonably should have determined) the need therefor.

3.2                                 Accuracy of Registration Statement.  Any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Parent covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Parent will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to permit sales pursuant to such Registration Statement at all times during the Registration Period, and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Parent covered by such Registration Statement until the termination of such Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

3.3                                 Furnishing Documentation.  The Parent will furnish to each Investor whose Registrable Securities are included in a Registration Statement, and to its legal counsel, (a) promptly after each document is prepared and publicly distributed, filed with the SEC or received by the Parent, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto; and, in the case of a Registration Statement filed under Section 2.1 above, each letter written by or on behalf of the Parent to the SEC and each item of correspondence from, or order issued by, the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Parent has sought confidential treatment); and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.  The Parent will promptly notify in writing each Investor whose Registrable Securities are included in any Registration Statement of the effectiveness of such Registration Statement and any post-effective amendment.

3.4                                 Additional Obligations.  The Parent will use its best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.  Notwithstanding the foregoing, the Parent or Company is not required, in connection such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or burden to the Parent or Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Parent or Company determines to be contrary to the best interests of the Parent or Company and its stockholders.

3.5                                 Underwritten Offerings.  If the Investors who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under this Agreement select underwriters reasonably acceptable to the Parent for such offering, the Parent will enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, but the Parent or Company will not be obligated to pay any fees or expenses of such underwriters related to the offering.

3.6                                 Suspension of Registration.

(a)                                  The Parent will notify (by telephone and also by facsimile and reputable overnight courier) each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Parent has knowledge as a result of which the prospectus included in a Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Parent will make such notification as promptly as practicable after the Parent becomes aware of the event (but in no event will the Parent disclose to any Investor any of the facts or circumstances regarding the event), will promptly (but in no event more than ten business days) prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.  The Parent will use its best efforts to keep the length of any such suspension to as short a period as is practicable given the then existing circumstances and may so defer or suspend the use of a Registration Statement no more than two times in any 18-month period, and provided, further, that, after deferring or suspending the use of a Registration Statement, the Parent may not again defer or suspend the use of such Registration Statement until a period of thirty days has elapsed after resumption of the use of such Registration Statement.  Notwithstanding anything to the contrary contained herein or in the Exchange Agreement, if the use of a Registration Statement is suspended by the Parent, the Parent will promptly give notice of the suspension to all Investors whose securities are covered by such Registration Statement, and will promptly notify each such Investor as soon as the use of such Registration Statement may be resumed.  Notwithstanding anything to the contrary contained herein or in the Credit Agreement, the Parent will cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled unless, in the opinion of Parent’s legal counsel, such delivery without legends would be in violation of applicable securities laws and/or otherwise subject the Parent to liability.

(b)                                 Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3.6(b)), at any time after the Effective Date of the applicable Registration Statement, the Parent may delay the disclosure of material, non-public information concerning the Parent or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Parent, in the best interest of the Parent and, in the opinion of counsel to the Parent, otherwise required (a “Grace Period”); provided, that the Parent shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Parent will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period; provided, that no Grace Period may exist during the first sixty (60) Business Days after the Effective Date of the applicable Registration Statement.  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3.6(a) hereof shall not be applicable during any Grace Period.  Upon expiration of the Grace Period, the Parent shall again be bound by Section 3.6(a) with respect to the information giving rise thereto unless such material, nonpublic information is no longer applicable.

(c)                                  Subject to the Parent’s rights under Section 3.1, the Parent will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and will promptly notify each Investor that holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

3.7                                 Review by the Investors.  The Parent and Company will permit each Investor’s legal counsel to review each Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and will not file any document in a form to which such counsel reasonably objects unless such counsel fails to notify the Parent or Company of his or her objection within 3 business days after receipt of the proposed Registration Statement, and unless otherwise required by law in the opinion of the Parent’s counsel.  The sections of any such Registration Statement including information with respect to the Investors, the Investors’ beneficial ownership of securities of the Parent or the Investors’ intended method of disposition of Registrable Securities must conform to the information provided to the Parent by each of the Investors.

3.8                                 Information.  The Parent will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Parent’s fiscal quarter next following the effective date of a Registration Statement.

3.9                                 Comfort Letter; Legal Opinion.  If the Investors request an underwritten offering in accordance with Section 3.5 above, then, at the request of the underwriters for the offering, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a Registration Statement, the Parent will furnish to the Investors and the underwriters (i) a letter, dated such date, from the Parent’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Parent for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

3.10                           Due Diligence; Confidentiality.

(a)                                  The Parent will make available for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by any such Investor or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Parent (collectively, the “Records”), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility in connection with or related to the contemplated offering.  The Parent will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

(b)                                 Each Inspector will hold in confidence, and will not make any disclosure (except to an Investor) of, any Records or other information that the Parent determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Parent, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality.  The Parent is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance satisfactory to the Parent) with the Parent with respect thereto, substantially in the form of this Section 3.10.  Each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Parent and allow the Parent, at the Parent’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein will be deemed to limit the Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(c)                                  The Parent will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Parent under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement or (v) such Investor consents to the form and content of any such disclosure.  If the Parent learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Parent will give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

3.11                           Listing.  The Parent will (i) cause all of the Advisory Shares covered by each Registration Statement to be listed on each National Securities Exchange on which the Common Stock is then listed, if any, if the listing of such Advisory Shares is then permitted under the rules of such exchange, or (ii) to the extent the Common Stock is not then listed on a National Securities Exchange, secure the quotation of all of the Advisory Shares covered by each Registration Statement on the OTC Bulletin Board and, without limiting the generality of the foregoing, arrange for at least two market makers, meeting the applicable FINRA requirements, to display two-sided markets for the Common Stock.

3.12                           Transfer Agent; Registrar.  The Parent will provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of each Registration Statement.

3.13                           Share Certificates.  The Parent will cooperate with the Investors who hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors or the managing underwriter(s), if any, may reasonably request.

3.14                           Plan of Distribution.  Subject to Section 3.17 hereof, at the request of an Investor holding an interest of the Registrable Securities registered pursuant to a Registration Statement, the Parent will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement, and the prospectus used in connection with a Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

3.15                           Securities Laws Compliance.  The Parent will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

3.16                           Further Assurances.  The Parent will take all other reasonable actions as any Investor or the underwriters, if any, may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Securities pursuant to a Registration Statement.

3.17                           No Additional Selling Securityholders.  The Parent will not, and will not agree to, allow the holders of any securities of the Parent to include any of their securities in any Registration Statement under Section 2.1 hereof, or any amendment or supplement thereto under Section 3.2 hereof, without the consent of all of the holders of the Registrable Securities.

ARTICLE IV
OBLIGATIONS OF THE INVESTORS

4.1           Investor Information.  As a condition to the obligations of the Parent to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Parent such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Parent to effect the registration of the Registrable Securities.  At least 10 business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Parent will notify each Investor of the information the Parent requires from that Investor if the Investor elects to have any of its Registrable Securities included in such Registration Statement.  If, within three business days prior to the filing date, the Parent has not received the requested information from an Investor, then the Parent may file such Registration Statement without including Registrable Securities of that Investor.  Any and all information provided by the Investor pursuant to this Section 4.1 shall be true, accurate, correct and complete in all material respects.

4.2           Further Assurances.  Each Investor will cooperate with the Parent, as reasonably requested by the Parent, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Parent in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

4.3           Suspension of Sales.  Upon receipt of any notice from the Parent of the happening of any event of the kind described in Section 3.6, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.6 or (ii) the Parent advises the Investor that a suspension of sales under Section 3.6 has terminated.  If so directed by the Parent, each Investor will deliver to the Parent (at the expense of the Parent) or destroy (and deliver to the Parent a certificate of destruction) all copies in the Investor’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

4.4           Underwritten Offerings.

(a)           If Investors holding a majority in interest of the Registrable Securities being registered (with the approval of a majority in interest of the Investors) elect to engage the services of an underwriter, each Investor will enter into and perform such Investor’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Parent in writing of such Investor’s election to exclude all of its Registrable Securities from such Registration Statement.

(b)           Without limiting any Investor’s rights under Section 2.1 hereof, no Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities, in each case to the extent not payable by the Parent under the terms of this Agreement.

ARTICLE V
EXPENSES OF REGISTRATION

The Parent will bear all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Parent, and the reasonable fees and disbursements of each Investor’s legal counsel to review each Registration Statement and all amendments and supplements thereto pursuant to Section 3.7 hereof.

ARTICLE VI
INDEMNIFICATION

In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

6.1           To the extent permitted by law, the Parent will indemnify and hold harmless each Investor that holds such Registrable Securities, any underwriter (as defined in the Securities Act) for the Investors, any directors, officers or advisors of such Investor or such underwriter and any person who controls such Investor or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”) against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein:  (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation by the Parent of the Securities Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, “Violations”).  The Parent will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1 (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Parent by an Indemnified Person expressly for use in connection with the preparation of a Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Parent pursuant to Section 3.3 hereof; and (ii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Parent, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

6.2           In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6.1 above, the Parent, each of its directors, each of its officers who signs such Registration Statement, each person, if any, who controls the Parent within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to such Registration Statement and any of its directors and officers and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Person”) against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Parent by such Investor expressly for use in connection with such Registration Statement.  Subject to the restrictions set forth in Section 6.3, such Investor will promptly reimburse the Parent and each such other Indemnified Person, any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

6.3           Promptly after receipt by an Indemnified Person under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof.  The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person.  In that case, the indemnifying party will diligently pursue such defense.  If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person, and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 6.1 or Section 6.2, as applicable).  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.  The indemnification required by this Article VI will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. Each Indemnified Person shall furnish such information regarding itself or the claim in question as an Indemnifying Person may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

ARTICLE VII
CONTRIBUTION

To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law.  However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

ARTICLE VIII
EXCHANGE ACT REPORTING

In order to make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Parent to the public without registration, the Parent will:

(a)           File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Parent under the Securities Act and the Exchange Act so long as the Parent remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(b)           Furnish to each Investor who so requests, so long as such Investor holds Registrable Securities, promptly upon the Investor’s request, (i) a written statement by the Parent that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Parent and such other reports and documents filed by the Parent with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

ARTICLE IX
ASSIGNMENT OF REGISTRATION RIGHTS

The rights of the Investors hereunder, including the right to have the Parent register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investors to transferees or assignees of all or any portion of the Investors interests in the Registrable Securities, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Parent within a reasonable time after such assignment, (b) the Parent is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Parent received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Parent to be bound by all of the provisions contained herein, and (e) the transferee is an “accredited investor” as that term is defined in Rule 501 under the Exchange Act.  Any transferee or assignee of an Investor under this Article IX shall be deemed an “Investor” for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder; provided, however, that such a transferee will not be eligible to be named in a Registrations Statement or an amendment thereto until such transferee has completed a Questionnaire of Selling Securityholders in the form of Exhibit A and delivered it to the Parent.

ARTICLE X
AMENDMENT OF REGISTRATION RIGHTS

This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Parent and each Investor (but not including any Investor who is not affected by such amendment or waiver).  Any amendment or waiver effected in accordance with this Article X is binding upon each Investor (and each future holder of all such Registrable Securities) and the Parent.  Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Investor without its consent, or will prospectively adversely affect any Investor who no longer owns any Registrable Securities without its consent.  Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to an Investor without its consent.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES

Each of the Company and the Parent represents and warrants to the Investors that:

11.1         Capitalization.  The authorized and outstanding Equity Interests of the Parent as of the date hereof are as described on Schedule 11.01.  All issued and outstanding Equity Interests of the Parent are duly authorized and validly issued, fully paid and nonassessable, and such Equity Interests were issued in material compliance with all applicable state, federal and foreign laws concerning the issuance of securities.  No Equity Interests of the Parent, other than those described above, are issued and outstanding.  Except as set forth on Schedule 11.01, as of the date hereof, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from the Parent of any Equity Interests of the Parent.  Except as set forth on Schedule 11.01, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Parent that will be triggered by the issuance of the Advisory Shares.

11.2         Valid Issuance of Securities.  The Advisory Shares are duly authorized and, when issued and delivered in accordance with the terms of the Credit Agreement, will be duly and validly issued, fully paid and nonassessable, free from all Taxes and Liens with respect to the issue thereof.  The issuance and delivery of the Advisory Shares is not subject to preemptive rights of stockholders of the Parent that have not been fully waived.  The issuance of the Advisory Shares does not require approval of the stockholders of the Parent, including without limitation pursuant to the rules of the NYSE Amex.

11.3         Form S-3 Eligibility; Registration Rights.  The Parent is eligible to register the Advisory Shares for resale under the Securities Act by the Investors using a Registration Statement on Form S-3. Other than as disclosed in the Parent’s documents filed with the SEC, the Parent has not agreed to register any of its authorized or outstanding securities under the Securities Act.

11.4         Exchange Act Compliance.  The common stock of the Parent is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE Amex.  The Parent has taken no action designed to terminate, or likely to have the effect of terminating, the registration of its common stock under the Exchange Act or designed to delist, or likely to have the effect of delisting, its common stock from the NYSE Amex.   The Parent is in compliance with all of the presently applicable requirements for continued listing of its common stock on the NYSE Amex.

11.5         Private Offering.  No form of general solicitation or general advertising has been or will be used by the Parent or any representative thereof in connection with the offer or sale of the Advisory Shares.  Assuming the accuracy and validity of representations of the Investors in Section 12.17(a), no registration or qualification of the Advisory Shares pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws will be required by the offer, sale or issuance of the Advisory Shares pursuant to this Agreement and the Credit Agreement.  The Parent will not, and will cause each Person acting on its behalf not to, offer or sell the Advisory Shares or any other security so as to require the registration of the Advisory Shares pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, unless the Advisory Shares are so registered and qualified.

11.6         Application of Takeover Protections; Rights Agreement.  The Parent and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including distribution under a rights agreement) or similar anti-takeover provision under its charter or the Laws of the jurisdiction of its formation which is or could be applicable to any Lender as a result of the issuance of the Advisory Shares.  The Parent has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of its common stock or a change in control of the Parent.

11.7         Transfer Taxes.  On the date of issuance of the Advisory Shares, all stock transfer or other Taxes that are required to be paid in connection with the issuance of the Advisory Shares under this Agreement will have been fully paid or provided for by the Parent.

ARTICLE XII
MISCELLANEOUS

12.1         Conflicting Instructions.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Parent receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Parent will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

12.2         Notices.  Any notices required or permitted to be given under the terms of this Agreement will be given and deemed received as set forth in Section 11.02 of the Credit Agreement.

12.3         Waiver.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

12.4         Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws that would require the application of the law of any other jurisdiction.

12.5         Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

12.6         Entire Agreement.  This Agreement and the Credit Agreement (including all schedules and exhibits thereto) (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

12.7         Successors and Assigns.  Subject to the requirements of Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto.  Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor’s margin or brokerage accounts.

12.8         Use of Pronouns.  All pronouns refer to the masculine, feminine or neuter, singular or plural, as the context may require.

12.9         Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

12.10       Counterparts.  This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

12.11       Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12.12       Consents.  All consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Investors holding a majority in interest of the then-outstanding Registrable Securities.

12.13       No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.14  No Third-Party Beneficiaries.  Other than as specifically provided herein, this Agreement is intended to inure to the benefit of the parties hereto only, and no other party shall have any rights, express or implied, by reason of this Agreement.

12.15         Saturdays, Sundays, Holidays, Etc.  If the last or appointed day for the taking of any action required or permitted hereby shall be a Saturday, Sunday, a nationally recognized holiday, or a state holiday in the State of New York, then such action may be taken on the next succeeding business day.

12.16         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any of the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Parent and the Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Parent and the Company and not because it was required or requested to do so by the Investors.

12.17       Advisory Shares.

(a)           In connection with the issuance of the Advisory Shares, each Investor, for itself and no other Investor, makes the following representations:

(i)            Such Investor is acquiring the Advisory Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided that by, making the representations herein, such Investor does not agree to hold any of the Advisory Shares for any minimum or specific term and reserves the right to dispose of the Advisory Shares at any time in accordance with, or pursuant to, a registration statement or an exemption from the registration requirements of the Securities Act.

(ii)           Such Investor understands that (A) the Advisory Shares have not been registered under the Securities Act; (B) the Advisory Shares are being issued pursuant to an exemption from registration, based in part upon the Parent’s reliance upon the statements and representations made by the Investors in this Agreement, and the Advisory Shares must be held by such Investor indefinitely, and such Investor must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (C) each certificate representing the Advisor Shares will be endorsed with the following legend, and each book entry evidencing the Advisory Shares shall contain the following notation, until the earlier of (1) the time at which the Advisory Shares have been sold under a registration statement under the Securities Act, or (2) the date on which the Advisory Shares may be immediately sold without registration and without restriction (including without limitation as to sales volume by the holder thereof) as to the number of Advisory Shares to be sold pursuant to Rule 144 under the Securities Act or otherwise:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE ISSUER, THE REGISTRAR AND THE TRANSFER AGENT.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

and (D) the Parent will instruct any transfer agent not to register any transfer of the Advisory Shares (or any portion thereof) until the applicable time set forth in clause (C) above unless the conditions specified in the foregoing legend are satisfied or if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Parent.

(iii)          Such Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in the Credit Agreement and this Agreement.

(iv)          Such Investor is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act.

(v)           Such Investor is organized under the laws of the state set forth beneath such Investor’s name on Schedule 2.01 to the Credit Agreement and its principal place of operations is in the state set forth beneath such Investor’s name on Schedule 2.01 to the Credit Agreement.

(b)           The Parent acknowledges and agrees that any holder of Advisory Shares may from time to time pledge and/or grant a security interest in some or all of the Advisory Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account with a financial institution that is an “accredited investor,” as defined in Rule 501(a) under the Securities Act, and, if required under the terms of such agreement or account, such holder may transfer pledged or secured Advisory Shares to the pledgees or secured parties.  Such a pledge or transfer shall not be subject to approval or consent of the Parent and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by such holder in respect of the pledge.  No notice shall be required of such pledge.  At the applicable holder’s expense, the Parent will execute and deliver such reasonable documentation as a pledgee or secured party of Advisory Shares may reasonably request in connection with a pledge or transfer of the Advisory Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)           Book entries evidencing, and certificates representing, the Advisory Shares shall not contain any notation or legend (including the notation and legend set forth in this Section 12.17): (i) following a sale of such Advisory Shares pursuant to an effective registration statement; (ii) following a sale of such Advisory Shares pursuant to Rule 144 under the Securities Act, or (iii) while such Advisory Shares are eligible for sale under Rule 144 without volume or manner of sale limitations, or (iv) if such notation or legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  Following such time as restrictive notations are not required to be made relative to any book entry evidencing, or legends are not required to be placed on certificates representing, the Advisory Share, the Parent will (A) promptly upon a request by a holder of Advisory Shares, instruct the transfer agent for the Parent to remove the restrictive notation from book entries evidencing such Advisory Shares; and (B) no later than three Business Days following the delivery by a holder of Advisory Shares to the Parent or the Parent’s transfer agent of a certificate representing such Advisory Shares containing a restrictive legend, deliver or cause to be delivered to such holder a certificate representing such Advisory Shares that is free from all restrictive and other legends.

(d)           The Parent shall direct Parent’s transfer agent to remove, and cause its counsel to issue a legal opinion to the Parent’s transfer agent promptly after the date that is six months after the original issuance of the Advisory Shares if required by the Parent’s transfer agent to effect the removal of, any notation on the book entries evidencing, or legend on the certificates representing, the Advisory Shares; provided, however, that with respect to any Advisory Shares held by an affiliate of the Parent, the time period to cause the delivery of such direction and legal opinion shall be extended to the date that is 90 days after such person is no longer an affiliate of the Parent.  The Parent may not make any notation on its records or give instructions to any transfer agent of the Parent that enlarge the restrictions on transfer set forth in this Section 12.17.  Certificates for the Advisory Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Parent to a holder by crediting the account of the holder’s prime broker with the Depository Trust Company system.

(e)           Each holder of Advisory Shares, severally and not jointly with the other holders, agrees that the removal of the restrictive notation on the book entries evidencing, or legend from certificates representing, the Advisory Shares, as set forth in this Section 12.17, is predicated upon the Parent’s reliance that such holder will sell its Advisory Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(f)            So long as a Investor or any Affiliate or Approved Funds thereof owns any Advisory Shares, the Parent will use its reasonable best efforts to maintain the automated quotation of its common stock, including the Advisory Shares, on the NYSE Amex or an alternative listing on the NASDAQ Stock Market or, if such quotation on the NYSE Amex or the NASDAQ Stock Market is not possible, qualification for trading on the OTCBB, and will comply in all material respects with the Parent’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority, Inc. and such exchange or listing, if applicable.

(g)           If applicable, the Parent will file with the SEC a Notice of Sale of Securities on Form D with respect to the Advisory Shares, as required by Regulation D under the Securities Act, no later than fifteen (15) days after the date of issuance of the Advisory Shares.  The Parent will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the issuance of the Advisory Shares.

(h)           For so long as the Advisory Shares remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Parent will furnish to the holders of the Advisory Shares and prospective purchasers of the Advisory Shares designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Parent is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

(i)              With a view to making available to the holders of the Advisory Shares the benefits of certain rules and regulations of the SEC which may permit the sale of the Advisory Shares to the public without registration, the Parent agrees to use its best efforts to file with the SEC, in a timely manner, all reports and other documents required by the Parent under the Exchange Act.  The Parent will otherwise take such further action as any holder of Advisory Shares may reasonably request, all to the extent required from time to time to enable such holder to sell the Advisory Shares without registration under the Securities Act.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned Investors, the Company and Parent have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

GEOKINETICS HOLDINGS USA, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

PARENT:

GEOKINETICS INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

[Signatures continued on next page]

[Signature Page to Registration Rights Agreement]

INVESTORS:

WB SEISMIC, LTD.

	By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Director

ADDRESS:

c/o Whitebox Advisors, LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416
Attention: Jake Mercer
Facsimile: 612-253-6149

(any notice hereunder to this Investor shall include a copy to):

Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402
Attn: Michael K. Coddington
Facsimile: 612-766-1600

[Signature Page to Registration Rights Agreement]

ECF VALUE FUND, L.P.

	By:	Gates Capital Partners, L.P.
	Its:	General Partner

	By:	Gates Capital Management, Inc.
	Its:	General Partner

	By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

ECF VALUE FUND II, L.P.

	By:	Gates Capital Partners, L.P.
	Its:	General Partner

	By:	Gates Capital Management, Inc.
	Its:	General Partner

	By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

ECF VALUE FUND INTERNATIONAL LTD.

	By:	Gates Capital Management, Inc.
	Its:	Investment Advisor

	By:	/s/ Jeffrey L. Gates
Name: Jeffrey L. Gates
Title: President

ADDRESS FOR EACH OF THE FOREGOING INVESTORS:

c/o Gates Capital Management, Inc.
1177 Ave. of Americas, 32nd Floor
New York, NY 10036
Attention: Jeff Gates

[Signature Page to Registration Rights Agreement]

(any notice hereunder to this Investor shall include a copy to):

Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402
Attn: Michael K. Coddington
Facsimile: 612-766-1600

[Signature Page to Registration Rights Agreement]

EXHIBIT A

GEOKINETICS INC.

(the “Company”)

QUESTIONNAIRE TO THE SELLING SECURITYHOLDERS

This Questionnaire is to be completed, signed and faxed or emailed to                                      at                                     or                              , by the person or entity indicated on the cover of this Questionnaire (the “Selling Securityholder”) whose securities of the Company are being registered pursuant to a Registration Statement on Form S-3.  Retain a duplicate copy for your files.  If you do not return the Questionnaire by the foregoing deadline, your shares may not be included in the Registration Statement.

If you are uncertain about any of the following questions as they apply to your situation, please supply all relevant facts.  Include separate sheets with details if necessary.  If you have any questions, please call the Company’s counsel,                                , at (        )                            .

Please notify me immediately if any of the information disclosed in your answers changes.  Please answer all questions.  Indicate “none” or “not applicable” when appropriate.  Information should be given as of the date of this Questionnaire, even if previously reported to the Company.

IN ANSWERING THESE QUESTIONS, PLEASE REFER TO THE INSTRUCTIONS AT THE BEGINNING OF THIS QUESTIONNAIRE.

Name of Selling Securityholder:

Instructions and Definitions

The following instructions and definitions are furnished to aid you in preparing your answers to this Questionnaire.

1.             For purposes of this Questionnaire the term “Company” means Geokinetics Holdings USA, Inc.

2.             “Beneficial” ownership.  Beneficial ownership shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934, as amended.  The SEC has taken the position that if you have sole or shared voting power or dispositive power or the ability to acquire either sole or shared voting or dispositive power of a security within 60 days, you are the beneficial owner of that security, even though that security is not registered in your name.  Thus, for example, you could be the beneficial owner of securities in a trust or estate of which you are a trustee or executor, or of which you are one of the trustees or executors, or you could be the beneficial owner of securities which you have a right to purchase.

3.             The term “affiliate” for purposes of this Questionnaire means any person directly or indirectly controlling, controlled by, or under common control with the Selling Securityholder.

1.             Broker-Dealer Status.

(a)           Are you, or are you an affiliate of, a broker-dealer registered under the Securities Exchange Act of 1934?

Yes ☐	No ☐

If “yes,” please give details below.

(b)           Please confirm the following statement:  The Company’s equity securities that are being issued to you were acquired in the ordinary course of your business, and at the time the securities were issued to you, you did not have any agreement or understanding, directly or indirectly, with any person to distribute the securities.

Confirmed ☐	Cannot Confirm ☐

If “cannot confirm,” please give details below.

2.             Relationships with the Company.

(a)           Have you held any position or office with the Company, its predecessors or affiliates within the last three years?

Yes ☐	No ☐

If “yes,” please give details below.

(b)           Have you had any other material relationship with the Company, its predecessors or affiliates within the last three years?

Yes ☐	No ☐

If “yes,” please give details below.

3.             Equity Securities Beneficially Owned By You.

(a)           Please state the number and type of equity securities of the Company  beneficially owned (please see instructions and definitions on page 2) by you as of the date of this Questionnaire, including securities which are exercisable or convertible into equity securities within 60 days of the date of this Questionnaire.

Class	Number of Shares
of Security	Beneficially Owned

(b)           If any natural person or entity other than you holds or shares voting power or dispositive power with respect to the Company’s equity securities listed in response to Question 3(a), please provide the names of the natural persons (including titles) or entities that hold or share such voting power or dispositive power and indicate the number of the Company’s equity securities covered thereby.

(c)           With respect to the Company’s equity securities listed in response to Questions 3(a) and 3(b) for which an entity holds or shares voting power or dispositive power, please provide the names of the natural persons (including titles) or entities that control the entity or entities listed in response to Questions 3(a) and 3(b).

(d)           Please continue to list the natural persons or entities that control the entities listed in response to Question 3(c) and the entities listed in response to this Question 3(d) until you have listed only natural persons (including titles) that control the applicable entity or entities.

(e)           If any person or entity disclaims beneficial ownership of any of the equity securities you have listed in response to Question 3, please so indicate: